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                                     EX-10
                Exhibit 10.12.1 Suzuki Sales & Service Agmt

                               EXHIBIT 10.12.1

                      AMERICAN SUZUKI MOTOR CORPORATION

                   TERM DEALER SALES AND SERVICE AGREEMENT

      THIS AGREEMENT, effective the 6th day of October, 1997, is entered into by and between AMERICAN SUZUKI MOTOR CORPORATION, Automotive Division, a California Corporation (hereinafter referred to as "SUZUKI"), having its principal office at 3251 East Imperial Highway, Brea, California, and LITHIA SALMIR, INC., a corporation duly incorporation under the laws of the State of NEVADA, and doing business as DBA DICK DONNELLY LINCOLN MERCURY, AUDI, SUZUKI, ISUZU (hereinafter referred to as "DEALER"), having it principal office at 40 "B" STREET, SPARKS, NEVADA 89431.

      PURPOSE OF AGREEMENT

      It is acknowledged by both SUZUKI and DEALER that the purpose of this Agreement is to establish DEALER as an authorized dealer of Suzuki Products and to provide for the sale, lease and servicing of Suzuki Products by DEALER. It is of utmost importance to SUZUKI that Suzuki products are sold and services in a manner which promotes consumer satisfaction and confidence. It is hereby understood and acknowledged that DEALER desires an opportunity to qualify for a three-year American Suzuki Motor Corporation Dealer Sales and Service Agreement for Suzuki Four Wheel Vehicle Products. DEALER understands, acknowledges and accepts that DEALER must first fulfill all of DEALER's undertakings as hereinafter set forth.

      In furtherance of the purpose of this Agreement, the parties acknowledge that SUZUKI is the exclusive distributor in the United States (except Hawaii) of Suzuki Four Wheel Vehicles and Parts and Accessories therefor manufactured by Suzuki Motor Co., Ltd., a corporation incorporated under the laws of Japan.

      It is of utmost important to SUZUKI that Suzuki Products are sold and services in a manner which promotes consumer satisfaction and confidence. DEALER desires to become one of SUZUKI'S AUTHORIZED DEALERS. SUZUKI, based on the representations and promises of DEALER, and in reliance on DEALER's integrity, ability and expressed intention to deal fairly with SUZUKI and the consumer, has accepted DEALER as an authorized retail dealer of Suzuki Products.

      DEALER acknowledges that SUZUKI has selected DEALER as an authorized SUZUKI dealer and has granted to it a Dealership for Suzuki Products and related rights pursuant to this Agreement solely in reliance upon the undertaking of DEALER to fulfill its responsibilities to any third party or parties.

      This Agreement sets forth the rights and responsibilities of SUZUKI and DEALER. The relationship between SUZUKI and DEALER shall be that of vendor and purchaser. DEALER is not the agent or legal representative of SUZUKI or Suzuki Motor Co., Ltd. for any purpose whatsoever. DEALER does not have any express or implied rights of authority to assume or create any obligations or responsibilities on behalf or, or int he name of, SUZUKI or Suzuki Motor Co., Ltd.

      THEREFORE, subject to the terms and conditions of this Agreement, based on the foregoing facts and in consideration of the mutual promises and other valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                         I. RIGHTS GRANTED TO DEALER

      Subject to the terms of this Agreement SUZUKI hereby appoints DEALER as a nonexclusive authorized dealer for Suzuki Products and grants DEALER the right to:

      A. Sell, lease and service Suzuki Products to the satisfaction of SUZUKI from the Dealership Facilities and Locations as set forth in the Facility Standards Addendum and Section X herein.

      B.    Identify   itself  as  an  authorized   Suzuki  Dealer   utilizing
Suzuki-approved signage at the Dealership Facilities, and

      C.    Use  the  name   "Suzuki"  and  the  Suzuki   trademarks   int  he
advertising, promotion, sales, leasing and servicing of Suzuki Products in the manner herein provided.

      SUZUKI hereby reserves the unrestricted right to sell Suzuki trademarks to other dealer and entities, wherever they may be located.



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                   II. RESPONSIBILITIES ACCEPTED BY DEALER

      DEALER accepts its  appointment  as an authorized  Suzuki Dealer and, in
consideration   of  its  appointment  and  subject  to  their  conditions  and provisions of the Agreement, agrees to:

      A. Establish and maintain Dealership Facilities to the satisfaction of SUZUKI as set forth herein and in the Facility Standards Addendum and the Dealer Minimum Standards Addendum at the location(s) set forth herein;

      B. Sell, lease and promote Suzuki Products subject to, and in accordance with, the terms and conditions of this Agreement;

      C. Service, in a manner satisfactory to SUZUKI, Suzuki Products subject to, and in accordance with, the terms and conditions of this Agreement, and

      D. Build and maintain public confidence and respect in DEALER, SUZUKI and Suzuki Products by maintaining the highest ethical standards of advertising, business practices and conduct.

                                  III. TERM

      This Agreement shall come into full force and effect at SUZUKI headquarters in Brea, California when executed by SUZUKI and, subject to its earlier termination, in accordance with the provisions of this Agreement, shall continue in full force and effect for one year, expiring on October 6, 1998 subject to the provisions of section 11.00 of the Standard Provisions only upon the condition that DEALER complies and completes all the terms and conditions of this Agreement.

                           IV. OWNERSHIP OF DEALER

      DEALER represents and warrants and this Agreement is conditioned upon, and is entered into by SUZUKI upon the representations and warranties of Dealer that:

      A.    Dealer  is  a  Nevada   Corporation   (indicate   whether  a  sole
proprietor, a partnership, a corporation or other type of organization)

      B. The following person(s) and only said person(s) own and will continue to own, throughout the term of this Agreement, the following interest in ownership of the Dealership:
                             Percentage of                 State Whether Partner
      Name                    Interest                      Officer and Director

      Lithia Motors, Inc.,      100%

      Owned by:
      The Public                                                      8%
      Lithia Holding Company, LLC                                    92%

      Owned by:
                              Voting                             Non Voting
      Sidney B. DeBoer          100%                              58.125
      M.L. Dick Heimann                                           34.875
      R. Bradford Gray                                             7.000

      C. DEALER intents to carry on business under the name(s) of Dick Donnelly Lincoln, Mercury, Audi, Suzuki, Isuzu.

            DEALER warrants that the appropriate registration or fictitious business name statement reflecting the name in Paragraph (C) above has been filed with the proper state authorities for the conduct of business under the name by DEALER.

                         V. MANAGEMENT OF DEALERSHIP

      A. SUZUKI enters into this Agreement on DEALER's representation that Dick Donnelly and no other person, shall be General Manager and shall have


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full managerial  authority and responsibility for the operation and management of all phases of the business of the Dealership with authority to make all decisions on behalf of DEALER with respect to the operation of the Dealership and the performance of this Agreement.

                    VI. CHANGE IN OWNERSHIP OR MANAGEMENT

      SUZUKI has entered into this Agreement in reliance on DEALER's representation that the persons identified as Owners and/or General Manager in section IV and V herein possess the ability, experience and other personal qualifications requisite for the performance of this Agreement. Therefore, if there is to be a change in the person(s) named as having full ownership and/or full managerial authority as General Manager and responsibility for the operation and management of the Dealership, DEALER must give prior written notice of the change to SUZUKI (except a change caused by death, in which case DEALER or the DEALER's legal representative shall give immediate written notice to SUZUKI). No such change or notice shall alter or modify any of the provision in this Agreement until embodied in an appropriate written amendment and executed by all parties. SUZUKI will not unreasonably withhold consent to a change in ownership or management, provided that SUZUKI receives all information requested by it concerning the prospective owner(s) and/or General Manager, and provided that the prospective owner(s) and/or General Manager meet(s) all SUZUKI financial qualifications in effect at the time of the proposed change.

                           VII. LICENSING OF DEALER

      If any state, city or other jurisdiction where the Dealership operations are to be located and conducted requires DEALER to obtain and maintain a license for the conduct of Dealership operations as set forth herein, this Agreement shall not be valid until and unless DEALER shall have first provided to SUZUKI certification of the issuance of such license(s) to DEALER. DEALER shall immediately notify SUZUKI in writing of failure to obtain or maintain any such licenses or renewal thereof. DEALER shall further notify SUZUKI in writing if any license that DEALER has obtained pursuant to this Paragraph is suspended or revoked and the date and reasons therefor.

                  VIII. INCORPORATION OF STANDARD PROVISIONS

      The Suzuki Dealer Sales and Service Agreement Provisions accompanying this Agreement are incorporated herein by this reference and made a part of this Agreement with the same force and effect as if fully set forth in this point.

             IX. INCORPORATION OF DOCUMENTS AS PART OF AGREEMENT

      The Dealer Application, Facility Standards Addendum, Dealer Minimum standards Addendum and Dealer Updates are incorporated by this reference and made a part of this Agreement with the same force and effect as if all the representations and warranties in the Dealer Application, and all terms and conditions of the Facility Standards Addendum, Dealer Minimum Standards Addendum and Dealer Updates were set forth in full herein. The DEALER represents and warrants and SUZUKI enters into this Agreement in reliance upon those representations and warranties that all representations and warranties made by the DEALER in the Dealer Application, Facility Standards Addendum and Dealer Minimum Standards Addendum are true and correct as of the date of execution of this Agreement.

                       X. CONDITIONS OF SUZUKI'S OFFER

      If this Agreement is not terminated prior to its expiration date as set forth above, SUZUKI hereby offers to enter into a three-year American Suzuki Corporation Dealer Sales and Service Agreement with DEALER in such form as shall be in use by SUZUKI at that time. This offer may be accepted by DEALER fulfilling all of the following conditions during the term of this Agreement and at the expiration thereof, each of which DEALER recognizes, understands and agrees as being reasonable and necessary.

      (a) Provide through acquisition or construction, and maintain the following facilities for the Suzuki Dealership and for the sale, leasing and servicing Suzuki Products:

                              40 "B" Street
                              Sparks, Nevada  89431

      Dealer shall not establish or conduct any Dealership operations which are the subject of this Agreement, including the display, sale, leasing or servicing of Suzuki Products, at any location or facility other than as set forth above or in the Facility Standards Addendum.



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      (b)   Complete  the  acquisition  and  installation,  at the  Dealership
Facilities, of improvements, signs, furniture and furnishings, tools and equipment as recommended by SUZUKI for the Dealership;

      (c)   Employ  such   personnel,   in   qualification   and  number,   as
recommended by SUZUKI for the Dealership;

      (d) Furnish SUZUKI, on forms or int he formate designated by SUZUKI, by the tenth (10) day of each month, with the financial and operating statements set forth in section 3.04 of the Standard Provisions;

      (e) Comply with all other of SUZUKI's standards of DEALER to operate the Dealership and qualify in all other respects for a Suzuki three-year Dealer Sales and Services Agreement;

      (f) Company with all federal, state and local governmental statues, ordinances, rules, regulations and standards to conduct business as an authorized Suzuki Dealer at the Dealership Facilities;

      (g)   Other conditions:

o Complete and maintain a minimum of two (2) Suzuki trained technicians in Product intro and EFI to service the Suzuki product line by the expiration of this agreement.

o     Install  and  maintain   approved  Suzuki  signage  in  accordance  with
paragraph 2.02 of the Standard Provisions of the Dealer Sales and service Agreement by the expiration of this agreement.

o Maintain average monthly District, Region, or National total sales per dealer, whichever is highest, during the entire term of the Term Dealer Sales and Service Agreement.

o Pursuant to section 5.02 of the Suzuki Standard Provisions, DEALER agrees to obtain and maintain adequate flooring arrangements conforming to the requirements established and approved by SUZUKI, in no event less than $500,000.

o Utilize Suzuki financial statement and submit by the 20th of each month to National AND Regional Offices during the term of this agreement.

o Install and maintain Suzuki information Center during the term of this agreement.

o Install and maintain Suzuki SCAT System by the expiration of this agreement.

      Should DEALER fail to fulfill each and every condition set forth in this paragraph during the term of the Agreement and prior to the expiration thereof, the above offer made by SUZUKI shall be automatically revoked on the expiration date set forth in Paragraph III without further notice to dealer.

         XI. EFFECT OF LEGAL PROCEEDINGS ON SUZUKI'S OFFER TO DEALER

      Should a proceeding of any nature be filed with or initiated in any court or administrative body seeking to prevent or delay SUZUKI from entering into a Dealer Sales and Service Agreement with DEALER and/or seeking damages resulting from SUZUKI doing so, SUZUKI shall be under no obligation to enter into such Agreement during the pendency of such proceeding. Furthermore, if, as a result of such proceeding, SUZUKI shall be ordered or prevented from entering into such an Agreement with Dealer, the offer contained in Section X herein shall be void and SUZUKI shall have no liability to DEALER whatsoever for any damages which DEALER may incur as a result thereof.

                      XII. BREACH OF AGREEMENT BY DEALER

      Should DEALER fail to comply with and fully and completely carry out all of the terms and conditions of this Agreement, including those incorporated by reference, such failure shall constitute a material breach of this Agreement and SUZUKI shall be under no obligation whatsoever to DEALER to extend this Agreement in whole or in part, to enter into a regular three year Dealer Sales and Service Agreement with DEALER or be under any other obligation or have any liability to DEALER whatsoever.

                             XIII. ONLY AGREEMENT

      Unless expressly referred to and incorporated herein, this Agreement cancels and supersedes all previous contracts, agreements and understandings between SUZUKI and DEALER with respect to Suzuki Products, and there are no promises, representations, understandings or agreements except as stated herein.



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      IN WITNESS  WHEREOF the parties hereto have executed this Agreement this
6th day of October, 1997.


                                    AMERICAN SUZUKI MOTOR CORPORATION
                                    Automotive Division

                                    By:   /s/ M. Nagura
                                          M. Nagura, President

                                    LITHIA  SALMIR,  INC.,  dba Dick  Donnelly
Lincoln,
                                    Mercury, Audi, Suzuki, Isuzu

                                    Dealer Entity Name

                                    By:
                                          President

                                    By:
                                          Secretary


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                       DEALER MINIMUM STANDARD ADDENDUM


Dealer:                 Sidney B. DeBoer
Dealer Code:            427063
Firm Name:              Lithia Salmir, Inc.
DBA:                    Dick Donnelly Lincoln, Mercury, Audi, Suzuki, Isuzu
Region:                 Los Angeles
Sale District:          A03
Service District        A03
Address:                40 "B" Street
City:                   Sparks
State:                  Nevada
Zip Code:               89431

MANAGEMENT OFFICE
Business Name:          Lithia Salmir, Inc.
Phone:                  702-851-5000
Fax Number:             702-851-5017
Address:                7175 South Virginia
City:                   Reno
State:                  Nevada
Zip Code:               89610

SOURCE
Credit Institution:     U.S. Bank
Phone:                  541-776-2506
Credit Line:            $1,000,000
Address:                131 Main Street
City:                   Medford
State:                  Oregon
Zip Code:               97501

PERSONNEL
                       Standard        Actual
Sales Manager              1              1
Salesmen                   4              8
Service Manager            1              1
Parts Manager              1              1
Technicians                2              2

REQUIREMENTS
                        Ordered       Complete
Advertising Materials                     X
General Workshop Equipment                X
Initial Parts Order                       X
Initial Accessories Order                 X
SCAT Plus System                          X
Special Tool Kit                          X
Temporary Signage                        N/A
Signage                                   X
Suzuki Information Center                 X
Copy of Documents Files With State: Articles of Incorporation
Dealer Entity:                Corporation



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LITHIA  SALMIR,  INC.,  DBA DICK  DONNELLY
LINCOLN,   MERCURY,  AUDI,  SUZUKI,  ISUZU
(Dealer)

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer, President
      9/25/97


AMERICAN SUZUKI MOTOR CORPORATION
(Automotive Division)

By:   /s/ M. Nagura
      M. Nagura, President
      10/6/97


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                         FACILITY STANDARDS ADDENDUM

                           Lithia Salmir, Inc., dba
              Dick Donnelly Lincoln Mercury, Audi, Suzuki, Isuzu
                             Sparks, Nevada 89431
                               October 6, 1997

Dealer Code:  427063

Main Location and Use:  40 "B" Street; Sales, service, parts.

Facility
Showroom, inclusive of Closing Offices:*  3,400
General Office and Customer Lounge:*      375
Parts:*                        2,000
Dedicated Suzuki Parts:*         600
Service:*                     13,200
Dedicated Suzuki Stalls/Hoists:  3/3
Body Shop:*                      N/A

Land
New Vehicle Display:*         12,000
New Vehicle Storage:*          6,000
Customer Parking:*             2,000
Service Customer Parking:*     6,000
Used Car Display:*             3,500

Totals
Building:                     18,975
Land:                         29,500
Total Land and Building:      48,475

* Total Facility.


Facilities Owned by:    Dealer Realty Corporation or Similar Entity
Facilities are:   Permanent

LITHIA  SALMIR,  INC.,  DBA DICK  DONNELLY
LINCOLN,   MERCURY,  AUDI,  SUZUKI,  ISUZU
(Dealer)

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer, President
      9/25/97


AMERICAN SUZUKI MOTOR CORPORATION
(Automotive Division)

By:   /s/ M. Nagura
      M. Nagura, President
      10/6/97


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                                    SUZUKI

                       AGREEMENT FOR SATELLITE FACILITY

      THIS AGREEMENT, effective October 6, 1997, is entered into by and between AMERICAN SUZUKI MOTOR CORPORATION, Automotive Division, a California corporation (hereinafter referred to as "SUZUKI"), having its principal place of business at 3251 East Imperial Highway, Brea, California, and LITHIA SALMIR, INC., a corporation, doing business as DICK DONNELLY LINCOLN, MERCURY, AUDI, SUZUKI, ISUZU, having its principal place of business at 40 "B" Street, Sparks, Nevada 89431 (hereinafter referred to as "DEALER").

      WHEREAS, SUZUKI AND DEALER are parties to a Three Year Dealer Sales and Service Agreement, dated October 6, 1997 whereby DEALER is an authorized Suzuki dealer and is granted a dealership for Suzuki products; and

      WHEREAS, DEALER desires to carry on the business of the above-mentioned Suzuki dealership, specifically the sale of Suzuki vehicles, at more than one location; and

      WHEREAS, DEALER in furtherance of said desire to operate a sales operation at a location in addition to its primary facility desires to establish a sales-only satellite facility at a location approved by SUZUKI; and

      WHEREAS, DEALER has advised SUZUKI of such intention to establish a sales-only satellite facility and SUZUKI has relied on the representations of DEALER that he will establish and maintain a sales-only satellite facility to the satisfaction of SUZUKI as set forth herein below incorporated herein as if fully set forth.

      THEREFORE, based on the foregoing facts, in consideration of the mutual promises and other valuable consideration, the receipt of which is hereby acknowledged, and subject tot he terms and conditions set forth herein, the parties hereto agree as follows:

      1.    Rights Granted to DEALER

            Subject to terms of this Agreement, SUZUKI hereby grants to DEALER, as a nonexclusive authorized dealer for Suzuki Products, the right to

            a. Establish a sales-only satellite facility, as approved by SUZUKI, for the sales and lease of Suzuki Products to the satisfaction of SUZUKI from the sales-only satellite facility located at 7175 S. Virginia Street, Reno, Nevada 89511;

            b. Identify itself as an authorized Suzuki Dealer at said location by utilizing and maintaining Suzuki-approved signage conforming to the requirements established by SUZUKI; and

            c. Use the name "Suzuki" and the Suzuki trademarks in the advertising, promotion, sales and leasing of Suzuki Products from said sales-only satellite facility.



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      2.    Responsibilities Accepted by DEALER

            a. DEALER agrees to establish and maintain a sales-only satellite facility as states in Paragraph 1 a), to the satisfaction of SUZUKI as set forth herein, and in accordance with the Satellite Facility Standards Addendum attached hereto, which by this reference is incorporated as if fully set forth. DEALER shall not establish or conduct any sales activities, including the display, sale or lease of Suzuki Products, at any location or facility other than its primary facility and the above-mentioned sales-only satellite facility as approved by SUZUKI. DEALER shall obtain prior written approval from SUZUKI should DEALER desire to change the location of this sales-only satellite facility. Failure to obtain such prior written approval shall constitute grounds for termination of this Agreement.

            b. DEALER agrees to, and shall, comply with all applicable state and local laws and regulations with respect to the establishment and operation of said sales-only satellite facility, including but not limited to obtaining a separate license for such facility as well as all approvals required by state and/or local law and codes.

            c.    DEALER  agrees  to  sell,   lease  and  promote  the  Suzuki
Products sold at the said sales-only satellite facility subject to, and in accordance with, the terms and conditions set forth herein.

            d. DEALER agrees to build and maintain public confidence and respect in DEALER and Suzuki Products by maintaining the highest ethical standards in advertising, business practices and conduct at such sales-only satellite facility.

            e. DEALER acknowledges, understands and agrees that customer satisfaction is of utmost importance and that DEALER is responsible for building and maintaining customer satisfaction. DEALER further acknowledges and agrees that because a sales-only facility, as contemplated by DEALER, does not provide all the services that a full sales, parts and service dealership provides, a customer could be inconvenienced and become dissatisfied with DEALER and Suzuki Products. Therefore, in light of the foregoing, if a high level of customer satisfaction is not achieved by the sales-only satellite facility which is the subject of this Agreement, such customer dissatisfaction would constitute grounds for termination of this Agreement, and SUZUKI reserves the right to terminate this Agreement with respect to the sales-only satellite facility.

            f. DEALER understands, acknowledges and agrees that because the sales-only satellite facility does not provide for repair or other services with respect to Suzuki-brand vehicles, the customer must be informed as to the availability of such services. Therefore, before the retail sale of a Suzuki vehicle is completed, DEALER agrees to, and shall, fully advise every customer in writing, at the sales-only satellite facility, as to where the customer can go for service and where the vehicle can and will be serviced. Furthermore, DEALER shall provide each customer with detailed written instructions and/or directions for the service drop-off location before the retail sale of a Suzuki vehicle is completed.

            g. DEALER understands and agrees that the permission granted herein for DEALER to establish and operate a sales-only satellite facility as described above is conditioned upon and subject to: i) the Dealer sales and Service Agreement entered into between the parties hereto being in full force and effect; and ii) DEALER receipt and maintenance of all licenses, permits and approval required by law therefor. DEALER further understands and agrees that it shall be his sole responsibility and obligation to obtain such licenses, permits, and approvals and that SUZUKI shall have no responsibility in that regard. DEALER shall immediately notify SUZUKI in writing of failure to obtain or maintain such licenses or renewals thereof. DEALER shall further notify SUZUKI in writing if any license that DEALER has obtain pursuant to this paragraph is suspended or revoked, and the date and reason therefor.

      3.    Term

            This agreement shall come into full force and effect at SUZUKI headquarters in Brea, California when executed by SUZUKI and shall continue in full force and effect for so long as the Dealer Sales and Service Agreement entered into between the parties hereto remains in full force and effect, except that SUZUKI reserves the right to terminate this Agreement at SUZUKI's sole option and for any reason upon sixty (60) days notice to DEALER.

      4.    Signage

            DEALER shall erect and maintain in such sales-only satellite facility authorized sales signs conforming to the requirements established and approved by SUZUKI. Due to applicable government statutes, ordinances and regulations, DEALER shall a) pursue and obtain a variance, if necessary, and b) if, and only if, the Suzuki-authorized signage is not allowed by ordinance, and DEALER's attempt to obtain a variance fails through no fault of DEALER, DEALER shall provide an alternate signage proposal acceptable to SUZUKI. DEALER shall obtain and maintain all licenses and/or permits necessary to the erection and maintenance of SUZUKI signage.

      5.    Location

            Except for his primary dealership premises, DEALER shall sell and lease at retail the SUZUKI Products only at the sales-only satellite facility, or any part of its operation, prior written approval from SUZUKI must be obtained. Failure to obtain such prior approval shall be a material breach of this Agreement and shall constitute grounds for termination of this Agreement.

      6.    Personnel

            DEALER shall at all times employ competent and adequate personnel including, but not limited to, a sales manager and salespeople, to sell and lease the Suzuki Products in a manner satisfactory to SUZUKI.



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

      7.    Inventory Responsibility

            With respect to the above-described sales-only satellite facility, DEALER shall maintain at all times an adequate stock of new undamaged, and marketable Suzuki Products for display, demonstration and sale at said sales-only satellite facility.

      8.    Delivery of Vehicles

            SUZUKI  will only be  responsible  for  delivery  of  Suzuki-brand
vehicles  to  DEALER's   primary   dealership   location.   DEALER   shall  be
responsible for transporting vehicles to the sales-only satellite facility.

      9.    Dealer Directives

            DEALER shall at all times comply with SUZUKI's existing and future directives, bulletins and manuals pertaining to sale of Suzuki Products form said sales-only satellite facility.

      10.   Sales

            All sales of Suzuki Products to DEALER will be at Dealer Prices published by SUZUKI in the Dealer Price Lists.

      11.   Title

            Title to Suzuki Products passes to DEALER from SUZUKI only upon payment in full for the Suzuki Products shipped to DEALER.

      12.   Advertising Standards

            SUZUKI and DEALER recognize the need to maintain at all times the highest ethical standards in advertising and which evoke an image consistent with the equality and reputation that SUZUKI and Suzuki Products enjoy in order to maintain public confidence in, and respect for, DEALER, SUZUKI and Suzuki Products. Accordingly, DEALER shall not publish, nor cause or permit to be published, advertising relating to Suzuki Products which is not in compliance with all federal, state and local laws, ordinances, rules and regulations or that is likely to mislead or deceive the public or impair goodwill, good name and reputation of SUZUKI, Suzuki Motor Corporation or Suzuki Products. If SUZUKI, in its sole judgment, determines that any of DEALER'S advertising is inappropriate and which may be injurious to SUZUKI's reputation or to the business of SUZUKI or DEALER, it shall so advise DEALER. Upon receipt of such notice, DEALER agrees to immediately discontinue all such appropriate advertising.

      13.   Termination

            a)    Written Notice

            Either party may terminate this Agreement by giving a sixty (60) days' written notice of termination to the other party.

            b)    Termination by SUZUKI

            Notwithstanding   the   foregoing,   SUZUKI  may  terminate   this
Agreement with fifteen (15) days' written notice after the occurrence of any of the following events:

                  i) DEALER or any of its owners, partners, shareholders, offices or managers engaging in any practice or conduct or being convicted of any felony or the violation of any law that, in the opinion of SUZUKI, may adversely affect the operation or business of the DEALER or be injurious to the goodwill or reputation of SUZUKI, Suzuki Products or other Suzuki Dealers;

                  ii) The closure of the sales-only satellite facility for any reason for a period in excess of seven (7) days;

                  iii) Any change in the location of the sale-only satellite facility or any portion of its operation without the prior written consent of SUZUKI;

                  iv)   Any  sale  or   attempted   sale  of  the   sales-only
satellite facility by DEALER;



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

                  v) The insolvency of DEALER, the filing of a voluntary petition in bankruptcy by DEALER, the filing of an involuntary petition to have the DEALER declared bankrupt, the appointment of a receive or a trustee for DEALER, or in the execution by DEALER of an assignment for the benefit of creditors;

                  vi) Any bulk sale or the attempted sale of the DEALERSHIP assets; and/or

                  vii) The dissolution of the Dealership if the Dealership is a corporation or a partnership.

      14.   Termination by Operation of Law

      Notwithstanding the provisions above, this Agreement will terminate automatically and without notice from either party int he event of the occurrence of any of the following:

            a) The failure of DEALER to obtain any license required for the operation of the sales-only satellite facility in any jurisdiction where this Agreement is performed; and/or

            b) The failure of DEALER to secure or maintain the license or renewal thereof, or the suspension or revocation of the license, irrespective of the cause or reason.

      15.   Insurance

      DEALER shall maintain at is own expense adequate insurance against all types of risk and ability, including without limitation, personal liability insurance. Such insurance shall be with an accredited and reputable company. DEALER shall annually furnish SUZUKI with certification for such insurance with evidence showing that premiums have been paid in full.

      16.   Expenses

      Except as set forth herein, SUZUKI shall not be under any liability whatsoever for any expenditure made or expense incurred by DEALER with respect to DEALER's performance of its obligation pursuant to this Agreement.

      17.   Only Agreement

      This Agreement when executed by SUZUKI and DEALER shall supersede and cancel all other agreements at that time existing between SUZUKI and DEALER with respect to the sales-only satellite facility which is the subject of this Agreement.

      18.   No Assignment

      This Agreement, based on mutual trust between DEALER and SUZUKI, may not be assigned or transferred by DEALER without the prior written consent of SUZUKI. Any purported assignment without the prior written consent of Suzuki is null and void.

      19.   Jurisdiction

      This Agreement is entered into in Brea, California. Therefore, it shall be construed according to the laws of the state of California and shall be treated in all respects as a California contract. The parties hereby accept and accede to the jurisdiction and venue of the federal and state courts in and for Oregon County, California to resolve any and all disputes arising under this Agreement.

      20.   Arbitration

      All disputes between the parties arising out of or in any way related to this Agreement or the business relationship between the parties shall be subject to and resolved by binding arbitration according to the rules and under the administration of the American Arbitration Association. The site of the arbitration shall be in any federal judicial district where venue would be appropriate under federal law, without regard to the amount allegedly in controversy.

      21.   Partial Invalidity

      If any provision of this Agreement is invalid under or in conflict with the laws of any jurisdiction where this Agreement is to be performed, such provision shall be deemed to be deleted and the remaining provisions of this Agreement shall remain valid and binding.

      22.   Waiver

      The waiver by either party of any breach or violation or any provision of this Agreement shall not be deemed to be a waiver by that party of any subsequent breach or violation of any other provisions herein.

      23.   Entire Agreement

      This Agreement constitutes the entire agreement between the parties relating to the matters set forth and there is no understanding between the parties, either oral or written, which is in conflict with this Agreement.

      24.   Notice

      Whenever a notice, demand or other document is required or permitted to be given by the terms of this Agreement, or any document incorporated by reference, it shall be deemed sufficiently given if delivered personally or by prepaid ordinary mail at the addresses set forth for SUZUKI and DEALER on page one (1) of this Agreement. The addresses set forth may be changed form time to time by notice in writing. Any notice or other document, if sent by mail, shall be deemed to have been given to, and received by the party to whom it was sent as of the date of the mailing.

      25.   Modification

      Any modification or amendment to this Agreement must be executed in the same manner as the Agreement itself.

      26.   Attorney's Fees

      If SUZUKI sues DEALER for lack of performance, monies due, or for any other reason under the terms of the Agreement, SUZUKI shall be entitled to reasonable attorney's fees as determined by a court of competent jurisdiction.

      27.   Reliance by SUZUKI on Representations of DEALER

      DEALER represents and warrants and SUZUKI enters into this Agreement in reliance thereon that all representations and warranties made by DEALER to SUZUKI with respect to the sales-only satellite facility which is the subject of this Agreement are true and correct as of the date of execution of this Agreement.

      IN WITNESS WHEREOF the parties hereto have executed this Agreement this 6th day of October, 1997.


AMERICAN SUZUKI MOTOR CORPORATION
(Automotive Division)

By:   /s/ M. Nagura
      M. Nagura, President

DEALER

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer, President



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

                    SATELLITE FACILITY STANDARDS ADDENDUM

                           Lithia Salmir, Inc., dba
              Dick Donnelly Lincoln Mercury, Audi, Suzuki, Isuzu
                                40 "B" Street
                             Sparks, Nevada 89431

                               October 6, 1997

Dealer Code:  427063

Main Location and Use:  40 "B" Street; Sales, service, parts.

Deal with:         Lincoln-Mercury, Isuzu, Audit used cars

Satellite Facility Location:7175 Virginia Street, Reno, Nevada 89511

Facility
Distance from Main Location: 7 miles
Facility Showroom:     6,500 sq. ft.
Offices and Customer Lounge:1,575 sq. ft.
New Vehicle Display:  24,000 sq. ft.
New Vehicle Storage:  44,800 sq. ft.
Customer Parking:      2,500 sq. ft.
Used Car Display:     10,000 sq. ft.

Totals
Building:              8,075 sq. ft.
Land:                 81,300 sq. ft.
Total Land and Building:89,375 sq. ft.

Satellite Facilities Owned by:      Facilities are lease, see section below.
Facilities are:         Permanent

LITHIA  SALMIR,  INC.,  DBA DICK  DONNELLY
LINCOLN,   MERCURY,  AUDI,  SUZUKI,  ISUZU
(Dealer)

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer, President
      9/25/97


AMERICAN SUZUKI MOTOR CORPORATION
(Automotive Division)

By:   /s/ M. Nagura
      M. Nagura, President
      10/6/97

Date Lease Expires:     10/16/99
Monthly Lease Rate (Net):     $30,000 per month
Options and/or Contingencies: 10-year option to renew

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